PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED SEPTEMBER 8, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under to §240.14a-12

Fenimore Asset Management Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FENIMORE ASSET MANAGEMENT TRUST

384 North Grand Street

Cobleskill, New York 12043

FAM Value Fund

FAM Dividend Focus Fund

FAM Small Cap Fund

Dear Shareholder:

I am happy to have this opportunity to provide you with the enclosed materials concerning Fenimore Asset Management Trust (the “Trust”) and its three mutual funds, FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (the “Funds”). The Board of Trustees of the Trust has called a special meeting of shareholders to be held on Friday, November 6, 2026 at the offices of the Trust, located at 384 North Grand Street, Cobleskill, New York 12043, at [ ]:[ ], Eastern Time (the “Meeting”).

The purpose of the Meeting is to ask shareholders to consider the following proposals:

1.	To elect six Trustees of the Trust;

2.	To change FAM Small Cap Fund from a diversified company to a non-diversified company; and
3.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the election of each of the nominees presented and “FOR” the change to the diversification policy of FAM Small Cap Fund.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than November 5, 2026. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

Proxy materials for the shareholder meeting are enclosed and are also available at www.OkapiVote.com/FAM.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Please note that you may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions regarding the proposed election of the Trustees, the proposed change to the diversification policy of FAM Small Cap Fund or need assistance in completing your proxy card, please contact Okapi Partners LLC, our proxy solicitor, toll-free at 844-343-2643.

Sincerely,

/s/ Thomas O. Putnam

Thomas O. Putnam

President

Fenimore Asset Management Trust

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FENIMORE ASSET MANAGEMENT TRUST

384 North Grand Street

Cobleskill, New York 12043

FAM Value Fund

FAM Dividend Focus Fund

FAM Small Cap Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 6, 2026

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Fenimore Asset Management Trust (the “Trust”), will be held on Friday, November 6, 2026, at 384 North Grand Street, Cobleskill, New York 12043, at [ ]:[ ], Eastern Time, for the following purposes:

1.	To elect six Trustees of the Trust;
2.	To change FAM Small Cap Fund from a diversified company to a non-diversified company; and
3.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

You are entitled to vote at the Meeting and any adjournment(s) thereof if you owned shares of any Fund listed above as of the close of business on September 11, 2026 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

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We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Trustees

/s/ Michael F. Balboa

Michael F. Balboa

Secretary

Fenimore Asset Management Trust

September 8, 2026

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FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

FAM Dividend Focus Fund

FAM Small Cap Fund

384 North Grand Street

Cobleskill, New York 12043

________

PROXY STATEMENT

________

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 6, 2026

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Fenimore Asset Management Trust (the “Trust”), on behalf of each of its series named above (each a “Fund” and collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on Friday, November 6, 2026, at the offices of the Trust and its investment adviser, Fenimore Asset Management, Inc. (“Fenimore” or the “Adviser”), located at 384 North Grand Street, Cobleskill, New York 12043, at [ ]:[ ], Eastern Time, for the purposes set forth below and as described in greater detail in this Proxy Statement.

You are entitled to vote at the Meeting and at any adjournment(s) if you owned shares of any of the Funds at the close of business on September 11, 2026 (the “Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about September 30, 2026.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the total shares outstanding of the Trust on the Record Date shall constitute a quorum at the Meeting, permitting action to be taken.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Funds or an affiliate or agent of the Funds, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder

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that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to vote such shares in favor of the proposal.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods.

The most recent annual report of the Funds, including financial statements, for the fiscal year ended December 31, 2025, and the most recent semi-annual report for the Funds for the semi-annual period ended June 30, 2025, have been mailed previously to shareholders. If you would like to receive additional copies of the shareholder reports free of charge, please contact the Funds by calling 1-800-932-3271. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

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PROPOSAL 1—All Funds

ELECTION OF TRUSTEES

__________

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect members of the Board. The Board oversees the operations and management of each of the Funds and meets regularly to review the business and investment activities of the Funds. The current Board has deemed it advisable and in the best interests of the shareholders of the Funds to elect the six nominees (the “Nominees”). The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that a specific percentage of Trustees of a mutual fund must have been elected by shareholders. In order to comply with the requirements of the Investment Company Act, the Board is requesting that shareholders of the Funds vote for the full slate of six Nominees, which includes five of the current Trustees.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, age and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act (an “Independent Trustee”). All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Trust. For purposes of this Proxy Statement, “Fund

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Complex” means the three Funds of the Trust. In the event that all of the Trustee Nominees are elected, the Independent Trustees would represent more than 75% of the Board.

Name, Address, and Year of Birth	Position(s) with the Trust, Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Trustee
Independent Nominees
Yolanda P. Caldwell* c/o 384 North Grand St. Cobleskill, NY 12043 1969	Trustee since May 2022	Owner, Titus Enterprises, LLC (2002 to present) (strategic consulting firm); Director, The State University of New York (2024 to present) (institution of higher learning); Grant Administrator, New York State Education Department (2018 to 2024) (state education organization); Chief Diversity Officer, College of Saint Rose (2020 to 2023) (institution of higher learning) and Director, Women’s Leadership Institute at the College of Saint Rose (2018 to 2023)	3	None
Denise V. Gonick* c/o 384 North Grand St. Cobleskill, NY 12043 1966	Trustee since 2019 and Chair of the Board since 2026	Strategic Adviser, Cross Sound Concepts (self-founded strategic consulting firm) (2020 to present) and President and Chief Executive Officer, MVP Health Care (health insurance company) (2012 to 2019)	3	Chemung Financial Corporation (financial services holding company)
Kevin J. McCoy, CPA* c/o 384 North Grand St. Cobleskill, NY 12043 1952	Trustee since 2007	Principal, Mengel Metzger Barr & Co. LLP (2023 to present) (certified public accounting firm) and Principal, Marvin and Company, P.C. (prior to January 2023) (certified public accounting firm)	3	None
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Name, Address, and Year of Birth	Position(s) with the Trust, Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Trustee
Independent Nominees
Justine Phoenix* c/o 384 North Grand St. Cobleskill, NY 12043 1959	Trustee since December 2023	Retired, Vice President of Product and Distribution, Nicsa (2017 to 2024) and Head of Inclusion in Finance North America (formerly Diversity Project North America), Nicsa (2020-2024). Vice President, Fidelity Investments (2003 to 2017) (investment management firm)	3	None
Kenneth R. Stoll* c/o 384 North Grand St. Cobleskill, NY 12043 1961	Trustee since 2019	Retired, President and Chief Financial Officer (2015 to 2018) and Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc. (investment management firm and mutual fund sponsor)	3	None
Interested Nominee
Anne Putnam[2] 384 North Grand St. Cobleskill, NY 12043 1977	Advisory Board Member Since June 4, 2026	Chief Executive Officer, Fenimore Asset Management, Inc. (2023 to present) and Senior Vice President, Fenimore Asset Management, Inc. (2017 to 2023); Interested Trustee, Fenimore Asset Management Trust (2023 to 2026)	3	Fenimore Asset Management Trust (December 2023 to June 2026)

_____________________

[1]	Each Trustee holds office indefinitely until his or her successor is elected and qualified.
[2]	Ms. Putnam, by virtue of her employment with Fenimore Asset Management, Inc. (“Fenimore” or the “Adviser”), is considered to be an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

Trustee Qualifications. There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table below, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Yolanda P. Caldwell – As an experienced executive with extensive leadership experience across financial services, higher education, and consulting, Dr. Caldwell has experience managing diverse business operations and communications projects. She previously served as Vice President for a major global insurance and asset management firm and held Series 6 and 63 licenses. Her

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background includes managing multimillion-dollar grants, overseeing complex business operations, and launching strategic initiatives. As founder and principal strategist of her consulting practice, Dr. Caldwell advises leadership teams on organizational strategy, operational alignment, and change management.

Denise V. Gonick – As the former President and Chief Executive Officer of a health insurance organization and as the current owner of her own strategic advisory firm, Ms. Gonick has extensive experience and background in business management, operations and corporate governance. As a trained lawyer and former Chief Legal Officer for the company that she formerly headed, Ms. Gonick also has legal and compliance training and experience. Over her career, Ms. Gonick has been directly involved in corporate leadership, transactions, strategic planning, executive management, financial management, compliance and government relations.

Kevin J. McCoy – As a certified public accountant with over 40 years of experience in the industry, Mr. McCoy has extensive experience and background in the auditing of operating companies and in business and financial matters. Mr. McCoy has also been designated as one of the financial experts on the Trust’s Audit Committee, of which he is the Chair. In addition, he has had long-standing service as a member of the Board.

Justine Phoenix – As a former financial services executive who has served in leadership roles in the asset management and brokerage industries and who has served in senior positions with key industry trade associations, the Investment Company Institute and Nicsa, Ms. Phoenix has extensive experience with mutual fund management, distribution and operations. Ms. Phoenix most recently served as Vice President of Product and Distribution for Nicsa, where she was involved in efforts to build programs and committees associated with advancing education and collaboration with global asset managers and distributors. While at Nicsa, she also served as Head of Inclusion in Finance, formerly known as the Diversity Project North America, and was directly involved with industry efforts to accelerate inclusion in the global asset management industry.

Anne Putnam – As a result of her long-time involvement with Fenimore, where she has worked since 2006 and has held key roles supporting the Funds’ sales and marketing efforts, and also through her current position as Chief Executive Officer of the firm, Ms. Putnam has extensive experience and background in the management and operation of the Funds, thus enabling her to provide management input and sales and marketing guidance to the Board.

Kenneth R. Stoll – As the former President, Chief Financial Officer and Chief Operating Officer of an investment management firm and mutual fund sponsor, Mr. Stoll has extensive experience and background in the management and operations of SEC-registered mutual funds. Mr. Stoll has also been designated as one of the financial experts on the Trust’s Audit Committee. Mr. Stoll was also a certified public accountant and was previously a partner with the public accounting firm of PricewaterhouseCoopers LLP focusing primarily on the auditing of mutual funds. He has a useful knowledge and understanding of the mutual fund industry based on more than 30 years in this field. Mr. Stoll serves as Chair of the Trust’s Nominating and Corporate Governance Committee.

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Executive Officers

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each of the Funds. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in Exhibit C.

BOARD COMMITTEES

The Board has established an Audit Committee, a Nominating and Corporate Governance Committee, a Valuation Committee and an Advisory Board. The Audit Committee, which is composed of at least three of the Trust’s Independent Trustees, is composed of Mses. Caldwell, Gonick, and Phoenix and Messrs. McCoy and Stoll. The Audit Committee: (i) selects the Trust's independent registered public accounting firm and recommends to the Board the selection; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent registered public accounting firm; (iv) reviews the annual financial statements of the Funds, and (v) reviews the adequacy and effectiveness of internal controls and procedures. For the year ended December 31, 2025, the Audit Committee met twice.

The Nominating and Corporate Governance Committee is composed of the Independent Trustees, including Mses. Caldwell, Gonick and Phoenix and Messrs. McCoy and Stoll. The Nominating and Corporate Governance Committee: (i) recommends nominees to the full Board for election to the Board; (ii) evaluates each candidate's qualifications for Board membership and his or her independence from the Trust's investment manager and other principal service providers; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) reviews Trustee compensation on an annual basis and recommends any appropriate changes to the full Board; (v) oversees the Trust's policies and procedures regarding compliance with corporate governance policies; and (vi) periodically reviews the Board governance procedures of the Trust and recommends any appropriate changes. The Committee does not have a stated policy of considering nominees recommended by the Trust's shareholders. For the fiscal year ended December 31, 2025, the Nominating and Corporate Governance Committee met once. A copy of the Nominating and Corporate Governance Committee charter is contained in Exhibit D to this proxy statement.

The Valuation Committee is composed of the Independent Trustees, including Mses. Caldwell, Gonick and Phoenix and Messrs. McCoy and Stoll. The function of the Valuation Committee is to review reports from Fenimore, as the Funds’ valuation designee pursuant to Rule 2a-5 under the Investment Company Act, pursuant to the procedures used by the Adviser to value securities held by any of the Funds for which current and reliable market quotations are not readily available. The actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets on an as-needed basis to consider valuation matters submitted for their review. For the fiscal year ended December 31, 2025, the Valuation Committee did not convene any meetings.

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The Board has designated the Adviser as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act and has delegated fair value determinations to the Adviser, subject to the supervision of the Board. The Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund’s investments, establishing and applying fair value methodologies, testing the appropriateness of fair value methodologies and overseeing and evaluating third-party pricing services.

The Advisory Board is composed of the Interested Trustee Anne Putnam and Patrick W.D. Turley, Esq. The Advisory Board assists the Board in its oversight of the Funds’ management and operations. Advisory Board members do not vote on any matters involving the Funds. Advisory Board members are compensated to the same extent as members of the Board. Each Advisory Board member serves until his or her resignation, death or removal.

Share Ownership

As of the Record Date, each of the Nominees and executive officers of the Trust owned individually and collectively as a group less than 1% of the outstanding shares of each Fund, except in the case of Mr. Putnam who owns beneficially [8.50%] of FAM Dividend Focus Fund (primarily consisting of Investor Shares); [3.46%] of FAM Value Fund (primarily consisting of Investor Shares) and [9.60%] of FAM Small Cap Fund (primarily consisting of Institutional Shares).

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee as of December 31, 2025:

	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Within the Family of Investment Companies
Independent Trustee Nominees
Yolanda P. Caldwell	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	$10,001-50,000 $10,001-50,000 $10,001-50,000	$50,001-100,000
Denise V. Gonick	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	$10,001-50,000 $10,001-50,000 $10,001-50,000	Over $100,000
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	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Within the Family of Investment Companies
Independent Trustee Nominees
Kevin J. McCoy	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000
Justine Phoenix	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	$10,001-50,000 $10,001-50,000 $10,001-50,000	Over $100,000
Kenneth R. Stoll	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000
Interested Trustee Nominee
Anne Putnam	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000

Compensation

Trustees of the Funds not employed by Fenimore Asset Management, Inc. receive from the Funds an annual fee of $35,000 paid in quarterly installments and are reimbursed for all out-of-pocket expenses relating to attendance at Board meetings. The Independent Chair is entitled to receive up to an additional $10,000 annual retainer. The Chairs of the Audit Committee and the Nominating and Corporate Governance Committee are each entitled to receive a $2,000 annual retainer. Trustees who are employees of Fenimore Asset Management, Inc. do not receive compensation from the Funds.

For the fiscal year ended December 31, 2025, the Trustees standing for re-election received the following compensation from the Funds and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Funds' investment adviser:

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Independent Trustee Nominees	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex
Yolanda P. Caldwell	$32,000	N/A	N/A	$32,000
Denise V. Gonick	$34,000	N/A	N/A	$34,000
Kevin J. McCoy	$34,000	N/A	N/A	$34,000
Justine Phoenix	$32,000	N/A	N/A	$32,000
Kenneth R. Stoll	$32,000	N/A	N/A	$32,000
Interested Trustee Nominee
Anne Putnam*	$0	N/A	N/A	$0

* Ms. Putnam, by virtue of her employment with Fenimore Asset Management, Inc., the Trust’s investment adviser, is considered an “interested person” of the Trust and therefore she does not receive any compensation for her service as a Trustee.

Shareholder Approval

Nominees receiving a plurality vote shall be elected. This means that the six nominees receiving the largest number of votes will be elected.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES

__________

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PROPOSAL 2—FAM Small Cap Fund Only

TO CHANGE FAM SMALL CAP FUND FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY

__________

What are shareholders being asked to approve in Proposal 2?

Shareholders of FAM Small Cap Fund are being asked to vote on a proposal to change the Fund from a “diversified company” to a “non-diversified company” (the “Diversification Proposal”). Because this investment policy is “fundamental,” shareholder approval is required to change it.

What is the difference between diversified companies and non-diversified companies?

Under the Investment Company Act, a “diversified company” must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of a fund’s assets. In contrast, a “non-diversified company” is a fund other than a diversified company, and the Investment Company Act places no single-issuer limits on the fund due to that classification.

Why is the Board recommending this change?

FAM Small Cap Fund is currently classified as a diversified company and has a related fundamental investment policy on diversification. As a result, the Fund is limited in its ownership of securities of single issuers. The diversification status of the Fund limits its ability to invest above 5% in certain issuers and forces the Fund’s portfolio to be underweight at least some of its top holdings, even if the Adviser finds them to be attractive investment opportunities. This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis.

The Board has reviewed and approved the Diversification Proposal. The Board, including all of the Independent Trustees, has determined that the Diversification Proposal is in the best interests of FAM Small Cap Fund. Shareholder approval of the Diversification Proposal would allow FAM Small Cap Fund to operate as a non-diversified company, which would provide the Adviser with additional investment flexibility and the potential to enhance the Fund’s performance.

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How would approval of the Diversification Proposal impact the day-to-day management of FAM Small Cap Fund?

While approval of the Diversification Proposal would provide the Adviser with greater long-term flexibility in executing the Fund’s investment strategy by allowing increased exposures to certain holdings, and may allow for the potential for greater risk, it is not otherwise expected to affect the way the Fund is currently managed. The investment objective and investment strategies for FAM Small Cap Fund will not change due to approval of the Diversification Proposal. In addition, while the Fund’s fundamental investment policy on diversification would be changed to non-diversified, all other fundamental investment policies will remain unchanged. The Adviser currently intends to manage the Fund using substantially similar risk and volatility guidelines as it has used managing the Fund while it has been classified as a diversified company.

What are the risks of the change?

Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and make its share price more volatile because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Adviser takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if the Adviser had diversified the Fund’s investments consistent with Section 5(b)(1) of the Investment Company Act.

Does this change affect the Fund’s tax status?

The Investment Company Act diversification requirements are separate and apart from the diversification requirements that the Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. The Diversification Proposal does not in any way affect the Fund’s intent to comply with the diversification requirements of Subchapter M. As a non-diversified company, the percentage of the Fund’s assets invested in any single issuer would not be limited by the Investment Company Act, but would remain subject to Subchapter M’s broader diversification requirements.

What if shareholders do not approve the Diversification Proposal?

If shareholders do not approve the Diversification Proposal, the Fund will remain a diversified company and retain its current fundamental investment policy on diversification.

What happens if the Fund does not operate as a non-diversified company after approval?

If the Fund does not operate as a non-diversified company for three consecutive years following shareholder approval, the Investment Company Act rules will require the Fund to be automatically re-classified as a diversified company. This would require the Fund to again seek shareholder approval to operate as a non-diversified company.

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Shareholder Approval

Approval of the Diversification Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the FAM Small Cap Fund, as defined in the Investment Company Act. This means the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

THE BOARD RECOMMENDS A VOTE “FOR” THE CHANGE TO THE DIVERSIFICATION POLICY OF FAM SMALL CAP FUND

__________

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser

Fenimore is the investment adviser and makes the day-to-day investment decisions for the Funds. The Adviser, which is located at 384 North Grand Street, Cobleskill, New York 12043, is registered as an investment adviser with the U.S. Securities and Exchange Commission. Thomas O. Putnam is the majority shareholder of Fenimore. The Adviser also provides certain business management services to the Funds pursuant to a separate Business Management Agreement that it has entered into with the Funds.

Distributor

Fenimore Securities, Inc. (the “Distributor”) serves as distributor of the shares of each Fund. The Distributor is located at 384 North Grand Street, Cobleskill, New York 12043 and is an affiliate of Fenimore. Thomas O. Putnam is the majority shareholder of Fenimore and the sole shareholder of Fenimore Securities, Inc. The Distributor receives no compensation for providing distribution services to the Funds.

Shareholder Servicing Agent

Fenimore serves as the shareholder servicing agent for the Institutional Shares of the Funds pursuant to a Shareholder Account Services Agreement for Institutional Shares with the Trust. In accordance with the Shareholder Account Services Agreement, during the nine-month period ended September 30, 2023, the Adviser utilized the services of its then-affiliate FAM Shareholder Services, Inc. (“FSS”) to provide certain of the shareholder account services to the Funds. Effective as of September 30, 2023, FSS ceased operations and those employees of FSS who previously provided shareholder account services while employees of FSS became employees of the Adviser and have continued to provide the same shareholder services for the Institutional Shares of the Funds that had been previously provided by FSS.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen & Co.”), 1835 Market Street, Suite 310, Philadelphia, PA 19103, is the Funds’ independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission. For the Trust’s fiscal years ended December 31, 2025 and December 31, 2024, the Audit Committee did not approve any services provided by Cohen & Co. pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board has selected Cohen & Co. as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2026.

Representatives of Cohen & Co. are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their participation.

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Audit Fees

For the Trust’s fiscal years ended December 31, 2025 and December 31, 2024, the aggregate fees billed by Cohen & Co. for professional services rendered to the Trust for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements were $69,500 and $67,400, respectively.

Audit-Related Fees

For the Trust’s fiscal years ended December 31, 2025 and December 31, 2024, there were no fees billed by Cohen & Co. for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported as “audit fees” above. There were no “audit-related fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.

Tax Fees

For the Trust’s fiscal years ended December 31, 2025 and December 31, 2024, the aggregate tax fees billed by Cohen & Co. for professional services rendered for the review of the Trust’s tax returns and excise tax calculations were $13,000 and $13,000, respectively.

There were no “tax fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services to be performed by Cohen & Co. before Cohen & Co. is engaged by the Trust to perform such services.

Non-Audit Services and Fees

For the Trust’s fiscal years ended December 31, 2025 and December 31, 2024, there were no fees billed by Cohen & Co. for non-audit services rendered to the Trust, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

ADDITIONAL VOTING INFORMATION

All shareholders of record on the Record Date are entitled to vote at the Special Meeting on the Proposals, as applicable. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting. Shareholders of a Fund will vote as a single class.

A majority of the Trust’s outstanding shares entitled to vote shall constitute a quorum at the Special Meeting for the purposes of Proposal 1 and a majority of the FAM Small Cap Fund’s outstanding shares entitled to vote shall constitute a quorum at the Special Meeting for the purposes of Proposal 2. All proxies solicited by the Board that are properly executed and received by the

18

Trust’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR all of the proposal(s). All shares that are voted and all votes to WITHHOLD will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter). However, because such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST the proposal. Abstentions will be treated as votes AGAINST a proposal.

The IRA custodian will vote shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), if it has received voting instructions from beneficial owners, in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the website found on the enclosed proxy card and following the online instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted “FOR” Proposal 1 and/or “FOR” Proposal 2 and to grant discretionary authority to the persons named in the card as to any other matters that may properly come before the Special Meeting. Shares represented by proxies that are returned unsigned or improperly marked (e.g., indicating a vote “FOR” and “AGAINST” the Proposals) will be treated as abstentions for voting purposes. Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter, but will not be counted as voting on any matter at the Special Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Trust a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) attending the Special Meeting and voting in person.

The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in the Trust’s proxy statement for any future meeting of shareholders should send their written proposals to the principal executive offices of the Trust at c/o Fenimore Asset Management, Inc., 384 North Grand Street, Cobleskill, New York 12043. Under the proxy rules of the SEC, particularly Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. Shareholder proposals must meet certain requirements, such as being a proper

19

matter for consideration under Delaware law, and there is no guarantee that any proposal will be presented at a shareholders’ meeting. The Board does not presently have a stated policy for considering nominees recommended by shareholders.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of Okapi Partners, LLC or the Adviser, who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting or any adjournment(s) or postponement(s) thereof, all shares present and entitled to vote, including executed proxies marked as abstentions and broker “non-votes,” will be counted. Broker “non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. With regard to Proposal 1, abstentions and broker “non-votes” will have no effect on the proposal to elect the Nominees, for which the required vote is a plurality of votes cast. With regard to Proposal 2, assuming the presence of a quorum, abstentions and broker “non-votes” will have the effect of a vote against the Proposal.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to Fenimore Asset Management Trust, c/o Fenimore Asset Management, Inc., 384 North Grand Street, Cobleskill, New York 12043 or by calling 1-800-932-3271. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

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OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 384 North Grand Street, Cobleskill, New York 12043 and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

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Exhibit Index

Exhibit A	Shares Outstanding as of the Record Date	A-1

Exhibit B	Beneficial Ownership of Greater than 5% of the Funds’ Shares	B-1

Exhibit C	Officers of the Trust	C-1

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EXHIBIT A

Shares Outstanding as of the Record Date

Fund	Share Class	Shares Outstanding as of the Record Date
FAM Value Fund	Investor Shares Institutional Shares	[ ] [ ]
FAM Dividend Focus Fund	Investor Shares	[ ]
FAM Small Cap Fund	Investor Shares Institutional Shares	[ ] [ ]

A-1

EXHIBIT B

Beneficial Ownership of Greater than 5% of the Share Classes of Each Fund

As of the Record Date the following entities owned beneficially or of record more than 5% of the outstanding shares of the indicated share class of each of the Funds:

Name of Fund and Class of Shares	Name and Address of Beneficial Owner	Percentage of Class Owned (%)*
FAM Value Fund Investor Shares

Charles Schwab & Co., Inc.

Attn: Mutual Funds Special Custody Account

FBO Customers

101 Montgomery Street

San Francisco, CA 94104

National Financial Services, Corp.

Attn: Mutual Funds-No Load-5th Fl

P.O. Box 770001

Cincinnati, OH 45277-0033

[ ]% [ ]%
FAM Value Fund Institutional Shares

Charles Schwab & Co., Inc.

Attn: Mutual Funds Special Custody Account

FBO Customers

101 Montgomery Street

San Francisco, CA 94104

Arnold S. Loo

Arnold S. Loo Trust

225 Clifton St. #208

Oakland, CA 94618

Pershing LLC

P.O. Box 2052

Jersey City, NJ 07303-9998

National Financial Services LLC

499 Washington Blvd.

Jersey City, NJ 07310

LPL National Financial

4707 Executive Drive

San Diego, CA 92121

[ ]% [ ]% [ ]% [ ]% [ ]%
B-1

Name of Fund and Class of Shares	Name and Address of Beneficial Owner	Percentage of Class Owned (%)*
FAM Dividend Focus Fund Investor Shares

Charles Schwab & Co., Inc.

Attn: Mutual Funds Special Custody Account

FBO Customers

101 Montgomery Street

San Francisco, CA 94104

National Financial Services, Corp.

Attn: Mutual Funds-No Load-5th Fl

P.O. Box 770001

Cincinnati, OH 45277-0033

Thomas O. & Patricia Putnam

c/o Fenimore Asset Management, Inc.

384 North Grand Street

Cobleskill, NY 12043

[ ]% [ ]% [ ]%
FAM Small Cap Fund Investor Shares

Charles Schwab & Co., Inc.

Attn: Mutual Funds Special Custody Account

FBO Customers

101 Montgomery Street

San Francisco, CA 94104

National Financial Services, Corp.

Attn: Mutual Funds-No Load-5th Fl

P.O. Box 770001

Cincinnati, OH 45277-0033

[ ]% [ ]%
FAM Small Cap Fund Institutional Shares

Charles Schwab & Co., Inc.

Attn: Mutual Funds Special Custody Account

FBO Customers

101 Montgomery Street

San Francisco, CA 94104

National Financial Services LLC

499 Washington Blvd

Jersey City, NJ 07310

Thomas O. & Patricia A. Putnam

384 North Grand Street

Cobleskill, NY 12043

Fenimore Asset Management, Inc.

P.O. Box 310

Cobleskill, NY 12043

[ ]% [ ]% [ ]% [ ]%

* A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

B-2

EXHIBIT C

Executive Officers of the Funds

Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth below. Certain of these officers are also officers and/or employees of Fenimore Asset Management, Inc., the Trust’s investment adviser.

Name, Address and Year of Birth	Position(s) Held with the Trust	Principal Occupation(s) during Past 5 Years
Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 1983	Secretary and Treasurer since May 2016	Chief Financial Officer, Fenimore Asset Management, Inc. (February 2016 to Present); Senior Manager, Ernst & Young LLP (prior to February 2016).
Maggie Bull 2 Easton Oval Suite 300 Columbus, OH 43219 1965	Assistant Secretary since November 2017	Vice President, Senior Managing Counsel, Ultimus Fund Solutions, LLC (August 2022 to present); Vice President, Senior Legal Counsel, Ultimus Fund Solutions, LLC (February 2020 to August 2022).
Gweneth K. Gosselink 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 1955	Chief Compliance Officer since February 2020	Senior Compliance Officer, Ultimus Fund Solutions, LLC (since December 2019); CCO Consultant, GKG Consulting, LLC (since December 2019); Chief Operating Officer and CCO, Miles Capital, Inc. (June 2013 to December 2019).
Thomas O. Putnam 384 North Grand St. Cobleskill, NY 12043 1945	President since May 1986	Executive Chairman, Fenimore Asset Management, Inc. (May 1986 to present).
Angela A. Simmons 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 1975	Assistant Treasurer since August 2024	Vice President, Financial Administration, Ultimus Fund Solutions, LLC (March 2022 to present). Ms. Simmons has worked at Ultimus in various capacities since January 2007.

C-1

EXHIBIT D

Fenimore Asset Management Trust

Nominating and Corporate Governance Committee Charter

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee of Fenimore Asset Management Trust (the “Trust”) shall be composed entirely of the Independent Trustees of the Trust. Management of the Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.

Board Nominations and Functions

The Committee shall recommend nominees to the full Board for election to the Board of Trustees. The Committee shall evaluate each candidate’s qualifications for Board membership and with respect to Independent Trustee nominees, the Committee shall evaluate their independence from the Trust's manager and other principal service providers. In determining a nominee’s qualifications for Board membership, the Committee shall consider strength of character, an inquiring and independent mind, practical wisdom and mature judgment. In addition, the Board may take into consideration various of those characteristics set forth in Appendix A to this Charter.

The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

The Committee shall review Trustee compensation on an annual basis and shall recommend any appropriate changes to the full Board.

Corporate Governance

  The Committee shall oversee the Trust’s policies and procedures regarding compliance with corporate governance policies.
  The Committee shall periodically review the Board governance procedures of the Trust and shall recommend any appropriate changes to the full Board.
  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trust in connection with its duties.
D-1

APPENDIX A

QUALIFICATIONS OF BOARD MEMBERS FOR

FENIMORE ASSET MANAGEMENT TRUST

All Board members should be chosen for their individual qualities and should possess either demonstrated qualities of leadership or potential for leadership. Among the most desirable qualifications are:

Enthusiasm for Fenimore/FAM and conviction about our mission.

Willingness to give time, effort and resources to the work of the organization.

Special skills, knowledge and expertise needed by the organization.

An understanding of the concept of the Trustee as a fiduciary and the ability to represent and protect clients and shareholders’ interests.

Ability to assess information and make important decisions.

Courage to state personal views on important issues.

Willingness to accept and support democratic decisions.

Unquestionable personal character.

High standing among peers: a respected citizen.

Ability to deal openly and directly with staff and other Board members.

Willingness to treat staff as partners in a high calling, while maintaining (as a Board) the overall supervision and control.

Ability to attend the appropriate meetings.

Willingness to assume leadership in special Board groups and other activities or projects.

Maintain a sense of humor.

Ability to deal with complex issues.

Compatibility with existing Board members.

Demonstrated business or other professional success record.

Some investment experience, or strong personal interest in investments as well as a knowledge of and understanding of the principles of “value investing” as practiced by Fenimore.

Availability; time to commit to the job.

Willingness to invest personal assets in the Funds.

D-2

PROXY	FENIMORE ASSET MANAGEMENT TRUST	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 6, 2026

384 North Grand Street, Cobleskill, New York 12043

FAM SMALL CAP FUND

The undersigned shareholder(s), hereby appoint(s) [ ] and [ ], or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of the Trust located at 384 North Grand Street, Cobleskill, New York 12043, at [ ]:[ ], Eastern Time, and at any or all adjournments or postponements thereof.

If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: 844-343-2643 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (ET).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/FAM2026 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on
November 6, 2026.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND A VOTE “FOR” PROPOSAL 2

1.	To elect six nominees to the Board:

	INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT
☐ Yolanda P. Caldwell
☐ Denise V. Gonick
☐ Kevin J. McCoy, CPA
☐ Justine Phoenix
☐ Anne Putnam
☐ Kenneth R. Stoll

2.	To change FAM Small Cap Fund from a diversified company to a non-diversified company (FAM Small Cap Fund shareholders only).	☐ FOR	☐ AGAINST	☐ ABSTAIN

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON NOVEMBER 6, 2026

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/FAM

PROXY	FENIMORE ASSET MANAGEMENT TRUST	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 6, 2026

384 North Grand Street, Cobleskill, New York 12043

FAM VALUE FUND AND FAM DIVIDEND FOCUS FUND

The undersigned shareholder(s), hereby appoint(s) [ ] and [ ], or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of the Trust located at 384 North Grand Street, Cobleskill, New York 12043, at [ ]:[ ], Eastern Time, and at any or all adjournments or postponements thereof.

If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: 844-343-2643 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (ET).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/FAM2026 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on
November 6, 2026.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

1.	To elect six nominees to the Board:

	INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT
☐ Yolanda P. Caldwell
☐ Denise V. Gonick
☐ Kevin J. McCoy, CPA
☐ Justine Phoenix
☐ Anne Putnam
☐ Kenneth R. Stoll

To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON NOVEMBER 6, 2026

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/FAM